UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 30, 2021
GCM Grosvenor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39716	85-2226287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Michigan Avenue Suite 1100 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)
(312) 506-6500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on
Class A common stock, par value $0.0001 per share	GCMG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	GCMGW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On April 30, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of GCM Grosvenor Inc. (the “Company”), in response to recent guidance issued by the staff of the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2021 (the “SEC Statement”) related to accounting for warrants issued by special purpose acquisition companies (“SPACs”), and after discussion with its independent registered public accounting firm, Ernst & Young LLP, its valuation firm and its legal advisors, concluded that the Company’s previously issued consolidated financial statements as of and for the year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 should be restated to reflect the impact of the SEC Statement and accordingly, should no longer be relied upon.
Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the three months and year ended December 31, 2020 should no longer be relied upon.
Background
The SEC Statement discussed certain features of warrants commonly issued in SPAC transactions (which features may also exist in certain non-SPAC issuers) and stated that warrants with these features should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings, as opposed to equity.
After consideration of the guidance in the SEC Statement, the Company concluded it must amend the accounting treatment of the private placement warrants (“Private Warrants”) and public warrants (the “Public Warrants” and, together with the Private Warrants, the “Warrants”) recorded in the Company’s consolidated financial statements as a result of the Company’s merger with CF Finance Acquisition Corp. (“CFAC”) on November 17, 2020 (the “Merger”). At that time, the Warrants were presented within equity and did not impact any reporting periods for the Company prior to the Merger. The warrant agreement providing the terms of the Warrants (the “Warrant Agreement”) is attached as Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
The SEC Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The SEC Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the SEC Statement, while the terms of the Warrants as set forth in the Warrant Agreement have not changed, the Company concluded the Warrants should be classified as a liability under Accounting Standards Codification 815. The Company intends to file restated financial statements for the year ended December 31, 2020 on Form 10-K/A as soon as reasonably practicable.
In light of the restatement discussed above, the Company has reassessed the effectiveness of its controls and procedures as of December 31, 2020 and has concluded that it has a material weakness in internal control over financial reporting and will implement a remediation plan to address this matter. Further details regarding the remediation plans will be included in the Company’s Form 10-K/A.
As a result of the restatement, the Company expects to recognize incremental non-operating expense between $10 million and $15 million related to changes in the warrant fair value for the period from November 17, 2020 through December 31, 2020. The Company anticipates based on the change in its warrant value that the first quarter non-operating income will be between $10 million and $15 million. The Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited or reviewed these estimates. All estimates contained in this report are subject to change as management completes the Form 10-K/A and the Company’s independent registered public accounting firm completes its audit of the Company’s restated financial statements.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.
Item 7.01. Regulation FD Disclosure.
On May 3, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impact of the restatement of the Company’s financial statements and the remediation of the Company’s material weakness in internal control over financial reporting. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including the completion of the audit of the Company’s restated financial statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K filed by the Company on March 12, 2021 and its other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on May 3, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCM Grosvenor Inc.
Date: May 3, 2021	By:	/s/ Michael J. Sacks
	Name:	Michael J. Sacks
	Title:	Chief Executive Officer
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